August 15, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

Orinda SkyView Macro Opportunities Fund

Series of Advisors Series Trust

Class A
Class I

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information
(“SAI”), each dated June 28, 2014, as supplemented

At a special meeting of shareholders held on August 15, 2014, shareholders of each of the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund (the “Funds”) approved i) a new investment advisory agreement between Vivaldi Asset Management, LLC (“Vivaldi”) and Advisors Series Trust (the “Trust”) for Vivaldi to become investment adviser to the Funds, and ii) a “manager of managers” structure for the Funds under Vivaldi as the investment adviser.

As stated in the Proxy Statement for these proposals dated June 24, 2014, Vivaldi will not accept the engagement as investment adviser, and Orinda has agreed not to resign as investment adviser, unless and until the Trust and Vivaldi obtain a Multi-Manager Exemptive Order from the U.S. Securities and Exchange Commission (the “SEC”).  Upon receipt of the requested Multi-Manager Exemptive Order from the SEC, shareholders of the Funds will be notified and receive updated Fund documents.

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Please retain this Supplement for future reference.